                                                                    EXHIBIT 4.1


===============================================================================




                              CINGULAR WIRELESS LLC

                                       TO

                          BANK ONE TRUST COMPANY, N.A.
                                     Trustee



                                 --------------


                                    INDENTURE

                          Dated as of December 12, 2001


                                 --------------




===============================================================================

                              CINGULAR WIRELESS LLC
    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:


TRUST INDENTURE
  ACT SECTION                                                             INDENTURE SECTION

ss. 310(a)(1)   ........................................................  609
       (a)(2)   ........................................................  609
       (a)(3)   ........................................................  Not Applicable
       (a)(4)   ........................................................  Not Applicable
       (b)      ........................................................  608
                                                                          610
ss. 311(a)      ........................................................  613
       (b)      ........................................................  613
ss. 312(a)      ........................................................  701
                                                                          702
       (b)      ........................................................  702
       (c)      ........................................................  702
ss. 313(a)      ........................................................  703
       (b)      ........................................................  703
       (c)      ........................................................  703
       (d)      ........................................................  703
ss. 314(a)      ........................................................  704
       (a)(4)   ........................................................  101
                                                                          1004
       (b)      ........................................................  Not Applicable
       (c)(1)   ........................................................  102
       (c)(2)   ........................................................  102
       (c)(3)   ........................................................  Not Applicable
       (d)      ........................................................  Not Applicable
       (e)      ........................................................  102
ss. 315(a)      ........................................................  601
       (b)      ........................................................  602
       (c)      ........................................................  601
       (d)      ........................................................  601
       (e)      ........................................................  514
ss. 316(a)      ........................................................  101
       (a)(1)(A)........................................................  502
                                                                          512
       (a)(1)(B)........................................................  513
       (a)(2)   ........................................................  Not Applicable
       (b)      ........................................................  508
       (c)      ........................................................  104
ss. 317(a)(1)   ........................................................  503
       (a)(2)   ........................................................  504
       (b)      ........................................................  1003
ss. 318(a)      ........................................................  107

---------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                   ---------

                                                                                              PAGE
                                                                                              ----


PARTIES.........................................................................................1
Testimonium....................................................................................78
Signatures and Seals...........................................................................78


                                    RECITALS


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.......................................................................1
         Act....................................................................................2
         Affiliate..............................................................................2
         control................................................................................2
         Agent Member...........................................................................2
         Applicable Procedures..................................................................2
         Authenticating Agent...................................................................2
         Board of Directors.....................................................................2
         Board Resolution.......................................................................2
         Business Day...........................................................................2
         Capital Lease Obligations..............................................................2
         Certificated Security..................................................................2
         Clearstream............................................................................2
         Commission.............................................................................3
         Company................................................................................3
         Company Request........................................................................3
         Company Order..........................................................................3
         Consolidated Net Tangible Assets.......................................................3
         Corporate Trust Office.................................................................3
         Covenant Defeasance....................................................................3
         Debt...................................................................................3
         Defaulted Interest.....................................................................4
         Defeasance.............................................................................4
         Depositary.............................................................................4
         DTC....................................................................................4
         Euroclear..............................................................................4
         Event of Default.......................................................................4

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

         Exchange Act...........................................................................4
         Exchange Offer.........................................................................4
         Exchange Registration Statement........................................................4
         Exchange Security......................................................................4
         Expiration Date........................................................................4
         GAAP...................................................................................4
         Global Security........................................................................4
         Guarantee..............................................................................4
         Holder.................................................................................5
         Indenture..............................................................................5
         Institutional Accredited Investor......................................................5
         interest...............................................................................5
         Interest Payment Date..................................................................5
         Investment Company Act.................................................................5
         Issue Date.............................................................................5
         Liens..................................................................................5
         Manager................................................................................5
         Maturity...............................................................................5
         Notice of Default......................................................................5
         Officers' Certificate..................................................................5
         Opinion of Counsel.....................................................................6
         Original Issue Discount Security.......................................................6
         Original Securities....................................................................6
         Outstanding............................................................................6
         Paying Agent...........................................................................7
         Person.................................................................................7
         Place of Payment.......................................................................7
         Predecessor Security...................................................................7
         Principal Property.....................................................................7
         Purchase Agreement.....................................................................7
         Qualified Institutional Buyer..........................................................7
         Redemption Date........................................................................8
         Redemption Price.......................................................................8
         Registered Securities..................................................................8
         Registration Rights Agreement..........................................................8
         Regular Record Date....................................................................8
         Regulation S...........................................................................8
         Regulation S Certificate...............................................................8
         Regulation S Global Security...........................................................8
         Regulation S Legend....................................................................8
         Regulation S Securities................................................................8
         Resale Registration Statement..........................................................8

---------
   NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

         Responsible Officer....................................................................8
         Restricted Global Security.............................................................8
         Restricted Period......................................................................9
         Restricted Securities..................................................................9
         Restricted Securities Certificate......................................................9
         Restricted Securities Legend...........................................................9
         Rule 144A..............................................................................9
         Rule 144A Securities...................................................................9
         Secured Debt...........................................................................9
         Securities.............................................................................9
         Securities Act.........................................................................9
         Securities Act Legend..................................................................9
         Security Register......................................................................9
         Security Registrar.....................................................................9
         Special Interest.......................................................................9
         Special Record Date....................................................................9
         Stated Maturity.......................................................................10
         Subsidiary............................................................................10
         Successor Security....................................................................10
         Temporary Regulation S Global Security................................................10
         Trust Indenture Act...................................................................10
         Trustee...............................................................................10
         U.S. Government Obligation............................................................10
         Vice President........................................................................10
SECTION 102.  Compliance Certificates and Opinions.............................................11
SECTION 103.  Form of Documents Delivered to Trustee...........................................11
SECTION 104.  Acts of Holders; Record Dates....................................................12
SECTION 105.  Notices, Etc., to Trustee and Company............................................14
SECTION 106.  Notice to Holders; Waiver........................................................14
SECTION 107.  Conflict with Trust Indenture Act................................................15
SECTION 108.  Effect of Headings and Table of Contents.........................................15
SECTION 109.  Successors and Assigns...........................................................15
SECTION 110.  Separability Clause..............................................................15
SECTION 111.  Benefits of Indenture............................................................15
SECTION 112.  Governing Law....................................................................16
SECTION 113.  Legal Holidays...................................................................16
SECTION 114.  No Adverse Interpretation of Other Agreements....................................16
SECTION 115.  No Recourse Against Others.......................................................16

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Forms Generally..................................................................16
SECTION 202.  Form of Face of Security.........................................................19
SECTION 203.  Form of Reverse of Security......................................................22
SECTION 204.  Form of Legend for Securities....................................................26
SECTION 205.  Form of Trustee's Certificate of Authentication..................................28


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount Unlimited; Issuable in Series.............................................29
SECTION 302.  Denominations....................................................................32
SECTION 303.  Execution, Authentication, Delivery and Dating...................................32
SECTION 304.  Temporary Securities.............................................................33
SECTION 305.  Registration, Registration of Transfer and Exchange; Certain
              Transfers and Exchanges..........................................................34
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.................................42
SECTION 307.  Payment of Interest; Interest Rights Preserved...................................43
SECTION 308.  Persons Deemed Owners............................................................44
SECTION 309.  Cancellation.....................................................................44
SECTION 310.  Computation of Interest..........................................................44


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture..........................................45
SECTION 402.  Application of Trust Money.......................................................46

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default................................................................46
SECTION 502.  Acceleration of Maturity; Rescission and Annulment...............................47
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee..................48
SECTION 504.  Trustee May File Proofs of Claim.................................................49
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities......................49
SECTION 506.  Application of Money Collected...................................................50
SECTION 507.  Limitation on Suits..............................................................50
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium
              and Interest.....................................................................51
SECTION 509.  Restoration of Rights and Remedies...............................................51
SECTION 510.  Rights and Remedies Cumulative...................................................51
SECTION 511.  Delay or Omission Not Waiver.....................................................52
SECTION 512.  Control by Holders...............................................................52
SECTION 513.  Waiver of Past Defaults..........................................................52
SECTION 514.  Undertaking for Costs............................................................53


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities..............................................53
SECTION 602.  Notice of Defaults...............................................................53
SECTION 603.  Certain Rights of Trustee........................................................53
SECTION 604.  Not Responsible for Recitals or Issuance of Securities...........................54
SECTION 605.  May Hold Securities..............................................................55
SECTION 606.  Money Held in Trust..............................................................55
SECTION 607.  Compensation and Reimbursement...................................................55
SECTION 608.  Conflicting Interests............................................................55
SECTION 609.  Corporate Trustee Required; Eligibility..........................................56
SECTION 610.  Resignation and Removal; Appointment of Successor................................56
SECTION 611.  Acceptance of Appointment by Successor...........................................57
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business......................59
SECTION 613.  Preferential Collection of Claims Against Company................................59
SECTION 614.  Appointment of Authenticating Agent..............................................59

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

                                  ARTICLE SEVEN

                        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.......................61
SECTION 702.   Preservation of Information; Communications to Holders..........................61
SECTION 703.   Reports by Trustee..............................................................61
SECTION 704.   Reports by Company..............................................................62


                                  ARTICLE EIGHT

                      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms............................62
SECTION 802.   Successor Substituted...........................................................63


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of Holders..............................63
SECTION 902.   Supplemental Indentures With Consent of Holders.................................64
SECTION 903.   Execution of Supplemental Indentures............................................65
SECTION 904.   Effect of Supplemental Indentures...............................................66
SECTION 905.   Conformity with Trust Indenture Act.............................................66
SECTION 906.   Reference in Securities to Supplemental Indentures..............................66



                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest......................................66
SECTION 1002.  Maintenance of Office or Agency.................................................66
SECTION 1003.  Money for Securities Payments to Be Held in Trust...............................67
SECTION 1004.  Statement by Officers as to Default.............................................68
SECTION 1005.  Delivery of Certain Information.................................................68

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                             PAGE
                                                                                             ----

SECTION 1006.  Limitation on Secured Debt......................................................69
SECTION 1007.  Waiver of Certain Covenants.....................................................69


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article........................................................70
SECTION 1102.  Election to Redeem; Notice to Trustee...........................................70
SECTION 1103.  Selection by Trustee of Securities to Be Redeemed...............................70
SECTION 1104.  Notice of Redemption............................................................71
SECTION 1105.  Deposit of Redemption Price.....................................................72
SECTION 1106.  Securities Payable on Redemption Date...........................................72
SECTION 1107.  Securities Redeemed in Part.....................................................72


                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.  Applicability of Article........................................................73
SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities...........................73
SECTION 1203.  Redemption of Securities for Sinking Fund.......................................73


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.  Company's Option to Effect Defeasance or Covenant
               Defeasance......................................................................74
SECTION 1302.  Defeasance and Discharge........................................................74
SECTION 1303.  Covenant Defeasance.............................................................75
SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.................................75
SECTION 1305.  Deposited Money and U.S. Government Obligations to Be Held
               in Trust; Miscellaneous Provisions..............................................77
SECTION 1306.  Reinstatement...................................................................78

---------
     NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Annex A-1  -  Form of Transfer Certificate - Restricted Global Security to
              Temporary Regulation S Global Security

Annex A-2  -  Form of Transfer Certificate - Restricted Global Security to
              Regulation S Global Security

Annex B    -  Form of Transfer Certificate - Temporary Regulation S Global
              Security or Regulation S Global Security to Restricted Global
              Security

Annex C-1  -  Form of Certification to be Given by Holders of Beneficial
              Interests in a Temporary Regulation S Global Security to Euroclear or Clearstream

Annex C-2  -  Form of Certification to be Given by the Euroclear Operator or
              Clearstream

Annex C-3  -  Form of Certification to be Given by Transferee of Beneficial
              Interest in a Temporary Regulation S Global Security After the Restricted Period

Annex D-1  -  Form of Transfer Certificate - Non-Global Restricted Security to
              Restricted Global Security

Annex D-2  -  Form of Certificate - Non-Global Restricted Security to
              Regulation S Global Security or Temporary Regulation S Global Security

Annex E    -  Accredited Investor Letter

Annex F    -  Form of Instruction for Exchange


---------
   NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of December 12, 2001, between Cingular Wireless LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5565 Glenridge Connector, Atlanta, Georgia 30342, and Bank One Trust Company, N.A., a national banking association, as Trustee (herein called the "Trustee").


                                    RECITALS

         The Company, through Cingular Wireless Corporation, a Delaware corporation and manager of the Company (herein called the "Manager"), has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

            (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other sub division.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Manager or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Manager to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Capital Lease Obligations" means all obligations required to be classified and accounted for as a capitalized lease under GAAP, and the amount of Debt represented by such obligation will be the capitalized amount thereof determined in accordance with GAAP.

         "Certificated Security" has the meaning set forth in Section 201.

         "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President of the Manager, and by the Treasurer, an Assistant Treasurer, a Secretary or an Assistant Secretary of the Manager and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means, at any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Company and its Subsidiaries as the total assets (less accumulated depreciation and amortization, allowances for doubtful receivables and other applicable reserves) of the Company and its Subsidiaries, after deducting therefrom consolidated current liabilities of the Company and its Subsidiaries and, to the extent otherwise included, the amounts (without duplication) of: (a) the excess of cost over fair market value of assets or businesses acquired; (b) any revaluation or other write-up in book value of assets subsequent to the last day of the fiscal quarter of the Company immediately preceding the date of the indenture as a result of a change in the method of valuation in accordance with GAAP; (c) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items; (d) minority interests in consolidated Subsidiaries held by Persons other than the Company or any Subsidiary; (e) treasury stock and (f) cash or securities set aside and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock to the extent such obligation is not reflected in consolidated current liabilities of the Company and its Subsidiaries at such time.

         "Corporate Trust Office" means the office of the Trustee at which the trust created by this Indenture is administered, which office as of the date hereof is located at Global Corporate Trust Services, 100 East Broad Street, 8th floor, Columbus, Ohio 43215, Attention: Global Corporate Trust Services Division.

         "Covenant Defeasance" has the meaning specified in Section 1303.

         "Debt" means, with respect to any Person, without duplication, (a) all indebtedness of such Person and its Subsidiaries for borrowed money, (b) all obligations of such Person and its Subsidiaries evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred and unpaid purchase price of property or services to the extent recorded as liabilities under GAAP, excluding trade payables arising in the ordinary course of business, (d) all Capital Lease Obligations of such Person and its Subsidiaries and (e) all Debt of other Persons Guaranteed by such Person (including by securing such Debt by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person) to the extent so Guaranteed.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "DTC" means The Depository Trust Company.

         "Euroclear" means the Euroclear Bank S.A./N.V. as operator of the Euroclear System (or any successor securities clearing agency).

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.

         "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

         "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise, and registered under the Securities Act, and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "Expiration Date" has the meaning specified in Section 104.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of determination.

         "Global Security" means a Security that evidences all or part of the Securities of any series, registered in the name of the Depositary, and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt or other obligation of any other Person; provided that the term "Guarantee" does not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Issue Date" means, with respect to any series, the first date on which the Securities of such series are initially issued.

         "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including any conditional sale or other title retention agreement or lease in the nature thereof and including in connection with any Capital Lease Obligation.

         "Manager" means the Person named as the "Manager" in the first paragraph under the caption "Recitals of the Company" and its successors or any successor that serves as manager of the Company.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Manager, and delivered to the Trustee. One of the officers signing an

Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Manager.

         "Opinion of Counsel" means a written opinion of counsel who is acceptable to the Company, and who may be an employee of or counsel to the Company, the Manager, any other member of the Company or an Affiliate of any of them.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Original Securities" means all Securities other than Exchange Securities.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (3) Securities as to which Defeasance has been effected pursuant to
   Section 1302; and

            (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be considered by the Trustee if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Person" means any individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means any real and tangible property that (i) is located within the United States of America or its territories or possessions and (ii) constitutes a manufacturing, development, warehouse, service, sales, office or operating (including, without limitation, any switch, cell site or network operations center) facility owned and operated now or hereafter by the Company or any Subsidiary if the gross book value of such facility, including leaseholds and fixtures constituting a part thereof, is equal to more than 0.5% of the Company's Consolidated Net Tangible Assets on the date of determination.

         "Purchase Agreement" means, with respect to a series of Securities, the agreement between the Company, on the one hand, and the initial purchasers of such series of Securities named therein as such, on the other hand, setting forth the terms and conditions for the initial offer and sale of such Securities.

         "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "Registration Rights Agreement" means, with respect to Securities of any series, the Registration Rights Agreement between the Company and the Initial Purchasers named under the Purchase Agreement in respect of the Securities of such series.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

         "Regulation S Global Security" has the meaning specified in Section
201.

         "Regulation S Legend" means a legend substantially in the form set forth in Section 204 to be placed upon each Regulation S Security.

         "Regulation S Securities" means all Securities offered and sold pursuant to Regulation S. Such term includes the Regulation S Global Security.

         "Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

         "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Global Security" has the meaning specified in Section 201.

         "Restricted Period" for a series means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities of that series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities of that series.

         "Restricted Securities" means all Securities offered and sold pursuant to Rule 144A or to Institutional Accredited Investors in a transaction that is not registered under the Securities Act. Such term includes the Restricted Global Security and Certificated Securities.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

         "Restricted Securities Legend" means, collectively, the legends substantially in the forms set forth in Section 204 to be placed upon each Restricted Security.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Securities" means the Securities of a series purchased upon their original issuance by the initial purchasers from the Company for resale pursuant to Rule 144A.

         "Secured Debt" means Debt that is secured by a Lien on any (i) Principal Property, (ii) shares of stock owned by the Company or a Subsidiary in a Subsidiary or (iii) Debt of a Subsidiary held by the Company or a Subsidiary (other than, in the case of clauses (ii) or (iii), stock or debt of a Subsidiary with no liabilities or assets except for a de minimis amount of assets relating to the capitalization of the Subsidiary) (in each case whether owned on the date hereof or thereafter acquired or created).

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Interest" has the meaning set forth in Section 202.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

         "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding voting stock is, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, or, in the case of a limited liability company, the sole member or the managing member or the only members of which are, owned, directly or indirectly by, such Person and one or more Subsidiaries of such Person (or a combination thereof); provided that, for purposes of the definition of "Secured Debt" only, "Subsidiary" shall also refer to Salmon PCS LLC, its Subsidiaries and any Mirror LLC, as defined in the Salmon PCS Limited Liability Company Agreement as in effect on the Issue Date. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Temporary Regulation S Global Security" has the meaning specified in
Section 201.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "U.S. Government Obligation" has the meaning specified in Section
1304.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president" including, in the case of the Company, its Manager.

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Manager on behalf of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Manager on behalf of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Manager stating that the information with respect to such factual matters is in the possession of the Manager, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

SECTION 114.  No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Affiliate of the Company. No such indenture, loan or debt agreement may be used to interpret this Indenture.

SECTION 115.  No Recourse Against Others.

         No manager, director, officer, employee or member (in the case of the Company) or shareholder (in the case of the Manager), as such, of the Company or the Manager shall have any liability for any obligation of the Company under the Securities of any series or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Forms Generally.

     (a) The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to authorization provided by a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to authorization provided by a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Manager and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         In certain cases described elsewhere herein, the legends set forth in
Section 204 may be omitted from Securities issued hereunder.

    (b) (i) Securities of a series offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203, as the case may be, with such applicable legends as are provided for in Section 202 and Section 204, as the case may be. Such Global Securities shall be registered in the name of the Depositary or its nominee, and deposited with the Trustee, at its New York offices, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Euroclear Bank S.A./N.V., as operator of Euroclear and for Clearstream, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. Until such time as the Restricted Period in respect of securities of a series shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities". On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Security of a series shall be exchangeable for corresponding interests in an unrestricted Regulation S Global Security of the same series (each a "Regulation S Global Security") in fully registered form without interest coupons, substantially in the form set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202 and Section 204 and in accordance with the immediately following paragraph.

     (ii) Interests in a Temporary Regulation S Global Security of a series may be exchanged for interests in a Regulation S Global Security of the same series only on or after the termination of the Restricted Period with respect to such securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee shall exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security.

Upon:

     (A)  the expiration of the Restricted Period,

     (B) receipt by Euroclear or Clearstream, as the case may be, and the Paying Agent of the certificates described in the preceding paragraph,

     (C)  receipt by the Depositary of

          (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered, and

          (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

     (D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above,

the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Temporary Regulation S Global Security and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

     (iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Regulation S Temporary Global Security only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 305(b)(v).

     (c) Securities of a series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "Restricted Global Security"), in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203 with such applicable legends as are provided for in Section 202 and Section 204, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

     (d) Securities that are to be offered and sold to Institutional Accredited Investors that are not Qualified Institutional Buyers, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Trustee, as Security Registrar, a letter substantially in the form of Annex E hereto (an "Accredited Investor Letter"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form set forth in
Section 202 and Section 203, with such applicable legends as are provided for in
Section 202 and Section 204. The Securities sold to Institutional Accredited Investors in accordance with the foregoing sentence (individually, a "Certificated Security" and collectively, the "Certificated Securities") shall not be issued in the form of Global Securities. Certificated Securities acquired from the initial purchasers named in the Purchase Agreement in respect of the Securities of such series may be transferred initially only to Qualified Institutional Buyers in accordance with Rule 144A, to a transferee who will acquire such security in reliance on Regulation S or pursuant to Rule 144 under the Securities Act, if available, and exchanged for interests in Global Securities pursuant to Section 305(b)(vi)(1). Certificated Securities shall be duly executed by the Company and authenticated by the Trustee as provided herein, and shall be registered in the name of the Institutional Accredited Investor purchasing such Security and shall bear the Restricted Securities Legend.

SECTION 202.  Form of Face of Security.

     [Insert any legend as required by Section 204]

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                              Cingular Wireless LLC

                          [Insert title of Securities]

No.  ..........                                               $ ...............

         Cingular Wireless LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to .................., or registered assigns, the principal sum of $__________ Dollars on ............
 ........................................, [if this Security is to bear interest prior to Maturity insert - and to pay interest thereon from ................ or from the most recent Interest Payment Date to which interest has been paid or as duly provided for, semi-annually on ............ and ............ in each year, commencing ........., ........., at the rate of ....% per annum, until the principal hereof is paid or made available for payment [if applicable, then insert:, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of .....% per annum
(to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand], [If Original Securities are not also Registered Securities, then insert, as appropriate, - provided, however, that if (i) the Company has not filed a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), to register a security substantially identical to this Security (except that such Security shall not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") within 210 days after the Issue Date of this Security (or, if required pursuant to the Registration Rights
Agreement, a registration statement registering this Security for resale (a "Resale Registration Statement") within 210 days after the later of the Issue Date of this Security or the date of the change in applicable law or interpretations of the staff of the Securities and Exchange Commission, as set forth in the Registration Rights Agreement), or (ii) the Exchange Registration Statement or, if applicable, the Resale Registration Statement, is not declared effective on or prior to the date that is the later of the date 285 days after the Issue Date of this Security or, in the case of the Resale Registration Statement, the date of the change in applicable law or interpretations of the staff of the Securities and Exchange Commission, as set forth in the Registration Rights Agreement, or (iii) the exchange offer has not been completed on or prior to the date that is 315 days after the Issue Date of this Security, unless applicable law or interpretations of the staff of the Securities and Exchange Commission do not permit the Company to effect the Exchange Offer, in each case of clause (i), (ii) or (iii), upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clause (i), (ii) or (iii), a "Registration Default"), to the extent required pursuant thereto, then Special Interest shall accrue (in addition to the stated interest on the Securities) at an additional annual rate of 0.25% immediately following the Registration Default until the Registration Default is cured by meeting the applicable requirement in clause (i), (ii) or
(iii), as the case may be. Notwithstanding the existence of more than one Registration Default, in no event shall Special Interest accrue at an annual rate in excess of 0.25%. Interest accruing as a result of a Registration
Default is referred to herein as "Special Interest".

         Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Special Interest (if applicable) payable as described in the preceding paragraph to the extent that, in such context, Special Interest is, was or would be payable in respect of such Security and express mention of the payment of Special Interest (if applicable) in any provisions of this Security shall not be construed as excluding Special Interest in those provisions of this Security where such express mention is not made.

         Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security shall be made at the office or agency of the Company maintained for that purpose in ............, [if applicable, insert -- in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [if applicable, insert -- or such other currencies] [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Cingular Wireless Corporation, the manager of the Company, has caused this instrument to be duly executed on behalf of the Company.


Dated:


                              CINGULAR WIRELESS LLC

                              By: CINGULAR WIRELESS
                                CORPORATION, as Manager

                                By
                                   --------------------------------------------


Attest:


 .........................................


SECTION 203.      Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 12, 2001 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. [If applicable, insert -- This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $------------.]

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail, [if applicable, insert -- (1) on ........... in any year commencing with the year ...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after
 .........., 20..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ...............,
 ...%, and if redeemed] during the 12-month period beginning ............. of the years indicated,


                       Redemption                                            Redemption
Year                      Price                     Year                        Price
----                   ----------                   ----                     ----------



and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail, (1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the
Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert-- on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                                Redemption Price
                                 For Redemption                       Redemption Price For
                                Through Operation                     Redemption Otherwise
                                     of the                          Than Through Operation
Year                              Sinking Fund                         of the Sinking Fund
----                            -----------------                    ----------------------



and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- Notwithstanding the foregoing, the Company shall not, prior to ............., redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on ............ in each year beginning with the year ....... and ending with the year ...... of [if applicable, insert -- not less than
$.......... ("mandatory sinking fund") and not more than] $......... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

         The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this

Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of [if other than a Certificated Security, then insert -- $1,000 and any integral multiple thereof] [if a Certificated Security, then insert -- $250,000 and any integral multiple of $1,000 in excess thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

SECTION 204. Form of Legend for Securities.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Security that is a Global Security, a Restricted Security or a Regulation S Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

[IF THE SECURITY IS A RESTRICTED SECURITY OR A TEMPORARY REGULATION S SECURITY, THEN INSERT -

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (1) (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S, (E) IN THE CASE OF AN INITIAL HOLDER THAT ACQUIRED THIS SECURITY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144A OR RULE 904 THEREUNDER AND IN THE CASE OF SUBSEQUENT HOLDERS, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 INSIDE THE UNITED STATES TO "AN INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO THE TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFERS OF THE SECURITIES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (2) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

         [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 305(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

         [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

         [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

         [IF THE SECURITY IS A GLOBAL SECURITY AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [IF CERTIFICATED SECURITIES, THEN INSERT -- THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH

EXCHANGE, WILL HOLD A MINIMUM OF AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL SECURITY OF AT LEAST TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000).]

SECTION 205.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.


                                                  Bank One Trust Company, N.A.,
                                                                      As Trustee


                                    By.........................................
                                                              Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 301.      Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to authorization provided in a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate of the Company or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal of any Securities of the series is payable;

         (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for any such interest payable on any Interest Payment Date and the basis on which interest on the Securities of the series shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

         (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

         (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

         (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (9) if a Certificated Security and denominations will be other than of $250,000 and integral multiples of $1,000 in excess thereof, the denominations in which Certified Securities of the series shall be issuable; or if other than a Certificated Security and denominations will be other than of $1,000 and any integral multiple thereof, the denominations in which any such Securities of the series shall be issuable;

         (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

         (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

         (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

         (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, which shall be DTC if no Depositary is specified, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204, whether such Global Securities shall be in the form of Restricted Securities or Regulation S Securities and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

         (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (18) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

         (19) the obligation, if any, of the Company to permit the conversion or exchange of the Securities of any series into other securities (whether or not issued by, or the obligation of, the Company), and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion or exchange price or rate, the conversion or exchange period and any other provisions in addition to or in lieu of those set forth in this Indenture relative to such obligation;

         (20) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

         (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
   Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to authorization provided in the referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to authorization provided by a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Manager and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.  Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by the Manager, by its Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, Treasurer or one of its Vice Presidents, and may, but need not be, attested by any of the aforementioned officers. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Manager shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to authorization provided by one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (1) if the form of such Securities has been established by or pursuant to authorization provided by Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (2) if the terms of such Securities have been established by or pursuant to authorization provided by Board Resolution as permitted by
   Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

         (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.


SECTION 305. Registration, Registration of Transfer and Exchange; Certain Transfers and Exchanges.

         (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         Subject to this Section 305(a) and Section 305(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security Register. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security of any series may be exchanged in whole or in part for Securities of that series registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 90 days after the Company became aware of such cessation, (B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities or
   (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security. Any Global Security of a series exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part and any Global Security of a series exchanged pursuant to clause (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee. In addition, beneficial interests in Global Securities of a series may be exchanged for non-global, Certificated Securities of such series upon request by or on behalf of the Depositary upon not less than 60 days' prior written notice to the Trustee, with a copy of such notice delivered to the Company.

         (3) Securities issued in exchange for a Global Security of a series or any portion thereof pursuant to clause (2) above shall be issued in definitive, registered form without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security of a series to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security of a series to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery a Security of such series issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

         (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company shall promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, registered form without interest coupons.

         (5) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or owner of any beneficial interest in any Global Security) shall have any rights under the Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security. Neither the Company, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary or by any Agent Member or any other Person that acquires a beneficial interest in a Security. Neither the Trustee nor the Depositary shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Security) other than to require delivery of any documents or certificates specifically required by this Indenture.

         (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

         (i) Limitation on Transfers of a Global Security. A Global Security of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security of a series that is issued in exchange for a Global Security of that series but is not itself a Global Security pursuant to
   Section 305(a). No transfer of a Security of a series to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this
   Section 305(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 305(b).

         (ii) Temporary Regulation S Global Security. If the owner of a beneficial interest in a Temporary Regulation S Global Security of a series wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 305(b)(ii). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of an Owner Securities Certification substantially in the form of Annex C-1 hereto, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (c) by Euroclear or Clearstream, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification substantially in the form of Annex C-2 hereto, the Trustee may direct either Euroclear or Clearstream, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary

   Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

         (iii) Restricted Global Security to Temporary Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 305(b)(iii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

         (iv) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(iv). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

         (v) Temporary Regulation S Global Security or Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(v). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

         (vi) Non-Global Restricted Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(vi). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred,
   (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream account for which such Agent Member's account is held, or if such account is held for Euroclear or

   Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (C) an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, and (2) the Trustee of (A) the Restricted Security to be so transferred, (B) the notification from the Depositary of the transaction described in (1) above and (C) the certificate described in
   (1)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(b)(iii).

         The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Security. In addition, in connection with a transfer of a Certificated Security by an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee such certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

         (vii) Other Exchanges. (1) In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (vi) above and (viii) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee; provided that except as permitted in (3) hereof, no beneficial interest in a Temporary Regulation S Global Security shall be exchangeable for a definitive Security until the expiration of the Restricted Period and then only if the certifications described in Section 201 shall have been provided in respect of such interest.

         (2) Subject to Section 201(d), in connection with a transfer of a Restricted Security or of an interest therein to an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee, an appropriately completed certificate substantially in the form of Annex E and such other certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided, however, that the purchaser of a Certificated Security directly from the initial purchaser thereof named as such in the Purchase Agreement in respect of the securities of such series may, so long as such security is a Restricted Security, transfer such security only in accordance with clause (vi) above.

         (3) Notwithstanding any other provision of this Section 305, an initial purchaser named as such in the Purchase Agreement in respect of the Securities of a series may exchange beneficial interests in the Temporary Regulation S Global Securities of that series held by it for one or more Restricted Securities of that series (including an interest in the Restricted Global Security of that series) upon delivery by such initial purchaser of instructions for such exchange substantially in the form of Annex F. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depositary to reduce the principal amount of a Temporary Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred and either (A) the Trustee shall instruct the Depositary to increase the principal amount of the Restricted Global Security and credit or cause to be credited to the account of such initial purchaser a beneficial interest in such Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer or (B) authenticate and deliver one or more Restricted Securities in definitive form and in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

         (viii) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or Clearstream. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, provided that this clause (viii) shall not prohibit any transfer in accordance with Section 305(b)(v) hereof.

         (ix) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 305(b), such registration to be done in accordance with the otherwise applicable provisions of this Section 305, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of Certificated Securities.

         (c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear the legends required by Section 202 and Section 204, subject to the following:

         (i) subject to the following Clauses of this Section 305(c), a Security of a series or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security of that series or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

         (ii) subject to the following Clauses of this Section 305(c), a new Security of a series which is not a Global Security and is issued in exchange for another Security of that series (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 305(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

         (iii) Registered Securities and Regulation S Securities that are not Temporary Regulations S Securities shall not bear a Securities Act Legend;

         (iv) at any time after the Securities of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

         (v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

         (vi) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security of that series bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at the Company's election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

              (i)   have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest (including Special Interest) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 90 days; or

     (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

     (7) any other Event of Default provided with respect to Securities of that series.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue interest on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 90 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

       FIRST: To the payment of all amounts due the Trustee under Section 607;

       SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

       THIRD: To the Company.

SECTION 507.   Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securi ties of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

     (1) in the payment of the principal of or any premium or interest on any Security of such series, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.   Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.

     The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation agreed to in writing by the parties from time to time and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Such indemnification shall survive the resignation or removal of the Trustee, the termination of this Agreement and the satisfaction and discharge of the trust.

SECTION 608.   Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 609.   Corporate Trustee Required; Eligibility.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring

Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.   Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securi ties so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                  Bank One Trust Company, N.A.,
                                                                     As Trustee


                                                      By                       ,
                                                        -----------------------
                                                        As Authenticating Agent


                                                      By                       ,
                                                        -----------------------
                                                        Authorized Officer


                                  ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

     The Company shall furnish or cause to be furnished to the Trustee

     (1) not more than 15 days after each Regular Record Date for Securities of each series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.   Preservation of Information; Communications to Holders.

     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Manager or the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   Reports by Trustee.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as the Securities remain outstanding, the Trustee shall mail to the Holders of Securities a brief report dated as of such reporting date that complies with Section 313(a) of the Trust Indenture Act (but if no event described in Section 313(a) of the Trust Indenture Act has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with Section 313(b)(2) of the Trust Indenture Act . The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act.

     A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and if such report is prepared after the Exchange Registration Statement or Shelf Registration Statement has been declared effective by the Commission, filed with the Commission and each stock exchange on which the Securities are listed in accordance with Section 313(d) of the Trust Indenture Act. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

SECTION 704.   Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company unless:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed; and

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

SECTION 802.   Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

     (6) to secure the Securities; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

     (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series.

SECTION 902.   Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
   Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Out standing Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8); or

     (4) modify the obligations to deliver information as set forth in Section 1005.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel of the Company stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it shall duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

     The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securi ties of that series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

SECTION 1004.  Statement by Officers as to Default.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Delivery of Certain Information.

     If a series of Securities includes Rule 144A Securities, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a Security of that series, the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder, to a prospective purchaser who is a "qualified institutional buyer", within the meaning of Rule 144A under the Securities Act, designated by such holder or to the Trustee for delivery to such holder or prospective purchaser in order to permit compliance by such holder with Rule 144A in connection with the resale of such Security or of a beneficial interest therein by such holder; provided, however, that unless otherwise specified as contemplated by Section 301, the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the date such Security (or any predecessor Security) was acquired from the Company. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act as in effect from time to time.

SECTION 1006.  Limitation on Secured Debt.

     The Company shall not, nor shall it permit any Subsidiary to, incur, issue, assume, guarantee or create any Secured Debt, without effectively providing concurrently with the incurrence, issuance, assumption, guaranty or creation of such Secured Debt that the Securities of each series will be secured equally and ratably with, or prior to, such Secured Debt, unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Secured Debt of the Company and its Subsidiaries would not exceed 15% of Consolidated Net Tangible Assets; provided, however, that this restriction shall not apply to, and there shall be excluded from Secured Debt in any computation under this restriction, Debt secured by:

     (1) Liens on property, shares of capital stock or Debt of any Person existing at the time such Person becomes a Subsidiary; provided that the Liens were not granted in contemplation of that Person becoming a Subsidiary; or

     (2) Liens on property, shares of capital stock or Debt existing at the time of acquisition thereof by the Company or any Subsidiary; provided that the Liens were not granted in contemplation of that acquisition; or

     (3) Liens on property, shares of capital stock or Debt created at the time of, or within twelve months after the acquisition or the completion of construction or improvement of such property, whichever is later, to secure or provide for the payment of all or any part of the purchase price or the cost of construction or improvement thereof; provided that (a) the amount secured does not exceed the purchase price or cost of construction or improvement;

and (b) the Lien does not extend to any other property, shares or Debt other than the property, shares or Debt purchased, constructed or improved; or

     (4) Liens in favor of the Company or any of its Subsidiaries; or

     (5) Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from Federal income taxation pursuant to
Section 103(b) of the Internal Revenue Code; or

     (6) Liens existing on the Issue Date of the relevant series of Securities (other than Liens of the type described in clause (4)); or

     (7) any extension, renewal, refunding or replacement of the foregoing (other than Liens of the type described in clause (4)); provided that the amount secured by the Lien is not increased and the Lien does not extend to any additional property or assets.

SECTION 1007.  Waiver of Certain Covenants.

     Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(21), 901(2), 901(8) or 1006 for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such

Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate of the Company evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price shall become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

          (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.  Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest as prescribed in the Security.

SECTION 1107.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any Securities, the Company shall deliver to the Trustee an Officers' Certificate of the Company specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1202 and shall also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.  Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may elect, at its option at any time, to have Section 1302 or
Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to
Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1302.  Defeasance and Discharge.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have
Section 1303 applied to such Securities.

SECTION 1303.  Covenant Defeasance.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 1006 and any covenants provided pursuant to Section 301(21), 901(2) or 901(8) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provided pursuant to Section 301(21), 901(2) or 901(8)) or Section 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of Section 1302 or
Section 1303 to any Securities or any series of Securities, as the case may be:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or
   (ii), is not callable or redeemable at the option of the issuer thereof, and
   (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel of the Company stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

     (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel of the Company to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

     (4) The Company shall have delivered to the Trustee an Officer's Certificate of the Company to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

     (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

     (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such act or exempt from registration thereunder.

     (9) The Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel of the Company, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306.  Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of their obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals or, in the case of Cingular Wireless LLC, the corporate seal of Cingular Wireless Corporation, to be hereunto affixed and attested, all as of the day and year first above written.


                                    CINGULAR WIRELESS LLC


                                    By:   CINGULAR WIRELESS
                                          CORPORATION, as Manager


                                       By /s/ Sean Foley
                                         --------------------------------------
                                         Name:  Sean Foley
                                         Title: Vice President - Treasurer


Attest:

/s/
-------------------------------


                                    BANK ONE TRUST COMPANY, N.A., as Trustee


                                       By /s/ David B. Knox
                                         --------------------------------------
                                         Name:  David B. Knox
                                         Title: President


Attest:

/s/
-------------------------------

                                                                      ANNEX A-1


                        FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 305(b)(iii)
                               of the Indenture)


BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _____________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (a) the offer of the Securities was not made to a person in the United States;

         (b)      either:

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or


                                      A-1-1

                  (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable;

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _______ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


Dated:                              [Insert Name of Transferor]



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                  (If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)


                                      A-1-2

                                                                      ANNEX A-2


                        FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 305(b)(iv)
                               of the Indenture)


BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _____________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

         (a) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

                  (i) the offer of the Securities was not made to a person in the United States;

                  (ii)     either:

                           1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or


                                      A-2-1

                           2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(aw) of Regulation S, as applicable; and

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

         (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


Dated:                              [Insert Name of Transferor]



                                       By:
                                          -------------------------------------
                                         Name:
                                         Title:

                                         (If the Transferor is a corporation,
                                         partnership or fiduciary, the title
                                         of the Person signing on behalf of
                                         such registered owner must be stated.)


                                      A-2-2

                                                                         ANNEX B


                        FORM OF TRANSFER CERTIFICATE --
                   TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(v)
                               of the Indenture)

BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. _________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated __________ with the Company relating to the Securities.


Dated:                              [Insert Name of Transferor]



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    (If the Transferor is a corporation,
                                    partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                                                      ANNEX C-1


                FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                  GLOBAL SECURITY TO EUROCLEAR OR CLEARSTREAM

                         OWNER SECURITIES CERTIFICATION

[EUROCLEAR BANC S.A./N.V.,
as Operator of the Euroclear
Clearance System] [or] CLEARSTREAM BANKING,
SOCIETE ANONYME, LUXEMBOURG]

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001(the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

         In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested


                                      C-1-1
party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.


Date:______________, ____*



                                          -------------------------------------
                                          [Name of Person Making Certification]




---------
* To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.


                                      C-1-2

                                                                      ANNEX C-2


                       FORM OF CERTIFICATION TO BE GIVEN
                   BY THE EUROCLEAR OPERATOR OR CLEARSTREAM,
                                 SOCIETE ANONYME

                       DEPOSITARY SECURITIES CERTIFICATION

BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215


         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, $__________ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.


                                      C-2-1

         We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.


Dated:


                                       By:
                                          -------------------------------------
                                          [EUROCLEAR BANC SA/N.V.,
                                          as Operator of the Euroclear Clearance
                                          System] [or] [CLEARSTREAM BANKING,
                                          SOCIETE ANONYME LUXEMBOURG]


                                      C-2-2

                                                                      ANNEX C-3


                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY
                           AFTER THE RESTRICTED PERIOD

                       TRANSFEREE SECURITIES CERTIFICATION

[EUROCLEAR BANC S.A./N.V.,
as Operator of the Euroclear
Clearance system] [or] [CLEARSTREAM BANKING,
SOCIETE ANONYME, LUXEMBOURG]

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.


Dated:


                                       By:
                                          -------------------------------------
                                          As, or as agent for, the beneficial
                                          acquiror of the Securities to which
                                          this certificate relates.


                                      C-3-1

                                                                      ANNEX D-1


                        FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 305(b)(vi)
                               of the Indenture)


BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $_____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. __________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any


                                      D-1-1
interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.


Dated:                              [Insert Name of Transferor]



                                       By:
                                          -------------------------------------
                                         Name:
                                         Title:


                                      D-1-2

                                                                      ANNEX D-2


                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 305(b)(vi)
                               of the Indenture)


BANK ONE TRUST COMPANY, N.A., as Trustee
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215

         Re:  [title of series] of Cingular Wireless LLC (the "Securities")

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC (the "Company") and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, , if available, and accordingly the Transferor does hereby further certify that:

         (a) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                  (i) the offer of the Securities was not made to a person in the United States;

                  (ii)     either:

                           1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                  (v) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Clearstream]; or

         (b)      if the transfer has been effected pursuant to Rule 144:

                  (i) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement, dated ________, between the Company and the representatives of the several purchasers named therein; and

                  (ii) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.


Dated:                                      [Insert Name of Transferor]

                                                                         ANNEX E


                     INSTITUTIONAL ACCREDITED INVESTOR LETTER

Cingular Wireless LLC
5565 Glenridge Connector
Atlanta, GA 30342

[Insert name and address of initial purchasers]

Bank One Trust Company, N.A.
Global Corporate Trust Services
100 East Broad Street
8th Floor
Columbus, Ohio 43215


Ladies and Gentlemen:

         In connection with our proposed purchase of [title of securities] (collectively, the "Notes") of Cingular Wireless LLC (the "Issuer"), we confirm that:

         1.       We are an "accredited investor" (as defined in Rule 501(a)
(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), purchasing for our own account, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we are able to bear the economic risk of our investment.

         2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law, and that the Notes may not be offered or sold except as permitted in the following paragraphs.

         We agree that if we should sell any Notes, we will do so only (A) to the Issuer or any subsidiary thereof, (B) pursuant to an effective registration statement under the Securities Act, (C) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (D) outside the Untied States in accordance with Rule 904 of Regulation S under the Securities Act, (E) to an institutional accredited investor (as defined in the indenture governing the notes (the "Indenture")) that, prior to such transfer, furnishes to the trustee under the Indenture a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the trustee) and in a principal amount of at least $250,000, or (F) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or any other available exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

         3. We understand that, on any proposed resale of any Notes, we may be required to furnish to the Issuer and the trustee a legal opinion satisfactory to them and such certifications and other information as the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are acquiring the Notes for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any Notes, except as permitted above.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereto to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

         THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                       Very truly yours,


                                       By:

                                       Name:
                                       Title:
                                       Date:

Notes to be Purchased:

$__________ principal amount of the $___Notes

                                                                         ANNEX F


                        FORM OF INSTRUCTION FOR EXCHANGE
           (For use prior to the exchange of a Temporary Regulation S for one or more Restricted Securities.)

                              EXCHANGE INSTRUCTIONS

                              CINGULAR WIRELESS LLC
                      [TITLE OF SERIES] (THE "SECURITIES")

         Pursuant to Section 305(b)(vii)(2) of the Indenture, dated as of December 12, 2001 (the "Indenture"), between Cingular Wireless LLC and Bank One Trust Company N.A., as Trustee, [Name of Initial Purchaser] hereby requests that U.S.$___________ aggregate principal amount of the above-captioned Securities held by you for our account in the Temporary Regulation S Security (CUSIP No. ______) (as defined in the Indenture) be exchanged for one or more Restricted [Global] Securities [(CUSIP No. _______)] in the denominations and registered in the names of the holders requested as set forth below:


Denominations          Registered Name
-------------          ---------------

--------------------   ---------------------

--------------------   ---------------------

--------------------   ---------------------

--------------------   ---------------------

Dated:                 [Name of Initial Purchaser]
      -------------
                         By:
                            ----------------------


                                       F-1